UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 1, 2022

Standard BioTools Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34180	77-0513190
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 Tower Place, Suite 2000, South San Francisco, California 94080

(Address of principal executive offices) (Zip Code)

(650) 266-6000

Registrant’s telephone number, including area code

Fluidigm Corporation

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	FLDM	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

On April 4, 2022 (the “Closing Date”), Standard BioTools Inc., formerly known as Fluidigm Corporation, a Delaware corporation (the “Company”), Casdin Private Growth Equity Fund II, L.P. and Casdin Partners Master Fund, L.P. (collectively, “Casdin”) and Viking Global Opportunities Illiquid Investments Sub-Master LP and Viking Global Opportunities Drawdown (Aggregator) LP (collectively, “Viking” and, together with Casdin, the “Purchasers” and individually, a “Purchaser”) completed the previously announced transactions contemplated by the Series B-1 Convertible Preferred Stock Purchase Agreement, dated January 23, 2022, by and between the Company and Casdin (the “Casdin Purchase Agreement”), and Series B-2 Convertible Preferred Stock Purchase Agreement, dated January 23, 2022 (the “Viking Purchase Agreement” and collectively, the “Purchase Agreements”), by and between the Company and Viking. On the Closing Date and pursuant to the Purchase Agreements, the Company issued and sold (a) to Casdin, 112,500 shares of the Company’s newly designated Series B-1 Convertible Preferred Stock, par value $0.001 per share (“Series B-1 Preferred Stock”), in exchange for $112.5 million, and (b) to Viking, 112,500 shares of the Company’s newly designated Series B-2 Convertible Preferred Stock, par value $0.001 per share (“Series B-2 Preferred Stock” and, together with the Series B-1 Preferred Stock, the “Series B Preferred Stock”), in exchange for $112.5 million (such transactions, collectively, the “Preferred Equity Transactions”). The proceeds of the Preferred Equity Transactions will be used by the Company for, among other things, expenses related to the Preferred Equity Transactions, as well as working capital, general corporate purposes and/or potential future merger and acquisition opportunities that the Company may identify from time to time.

As previously announced, on January 23, 2022, the Company entered into (i) a Loan Agreement, dated and effective as of January 23, 2022, among the lenders party thereto affiliated with Casdin Private Growth Equity Fund II, L.P. and the Company (the “Casdin Loan Agreement”) and (ii) a Loan Agreement, dated and effective as of January 23, 2022, among the lenders party thereto affiliated with Viking Global Investors LP and the Company (the “Viking Loan Agreement,” and together with the Casdin Loan Agreement, the “Loan Agreements”). Each Loan Agreement provided for a $12.5 million term loan to the Company (each, a “Term Loan” and collectively, the “Term Loans”). The Term Loans were fully drawn on January 24, 2022. Upon the issuance of the Series B Preferred Stock pursuant to the Purchase Agreements, the Term Loan under the Casdin Loan Agreement automatically converted into an aggregate of 15,280 shares of Series B-1 Preferred Stock and the Term Loan under the Viking Loan Agreement automatically converted into an aggregate of 15,279 shares of Series B-2 Preferred Stock, in accordance with the terms of the Casdin Loan Agreement or the Viking Loan Agreement, as applicable.

Also, as previously announced, on January 23, 2022, the Company entered into a Registration Rights Agreement with the Purchasers pursuant to which the Purchasers will have certain customary registration rights with respect to shares issued under the Loan Agreements and the Purchase Agreements, including (i) any shares of Common Stock acquired by any Holder (as defined in the Registration Rights Agreement) pursuant to the conversion of the Series B Preferred Stock in accordance with the Certificates of Designations (as defined below) and (ii) any shares of Common Stock acquired by any Holder pursuant to preemptive rights under the Purchase Agreements.

The Company called a special meeting of stockholders (the “Special Meeting”) to approve (a) an amendment to the Company’s Eighth Amended and Restated Certificate of Incorporation (the “Charter”) to, among other things, (1) increase the number of shares of Common Stock that the Company is authorized to issue from two hundred million (200,000,000) shares to four hundred million (400,000,000) shares and (2) change the name of the Company to Standard BioTools Inc., and (b) the issuance of (1) the Series B-1 Preferred Stock and the Series B-2 Preferred Stock issuable pursuant to the Purchase Agreements, (2) the Series B-1 Preferred Stock and the Series B-2 Preferred Stock issuable pursuant to the terms of the Loan Agreements, and (3) the Company’s common stock, par value $0.001 per share (the “Common Stock”) issuable upon the conversion of the Series B Preferred Stock (the “Private Placement Issuance”), which Special Meeting was held on April 1, 2022. The purpose of the Special Meeting was described in greater detail in the Company’s definitive proxy statement as filed with the Securities and Exchange Commission (“SEC”) on February 24, 2022 (the “Proxy Statement”).

The foregoing description of the Loan Agreements, Purchase Agreements and the Private Placement Issuance does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the Loan Agreements, copies of which were attached as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the SEC on January 24, 2022 (the “January 8-K”) and Exhibit 10.1 to the Company’s Current Report on Form 8-K/A filed with the SEC on February 11, 2022 and the Purchase Agreements, copies of which were attached as Annex B and Annex C to the Proxy Statement and are each incorporated herein by reference.

Item 1.01	Entry into a Material Definitive Agreement.

The description of the Loan Agreements, the Purchase Agreements and the Registration Rights Agreement set forth in the section above entitled “Introductory Note” are incorporated herein by reference. A description of the Loan Agreements, the Purchase Agreements and the Registration Rights Agreement is more fully set forth in the Proxy Statement in the section titled “Discussion of the Private Placement Issuance” and the subsections titled “Convertible Term Loans,” “Purchase Agreements,” and “Registration Rights Agreement” beginning on pages 22, 23, and 29, respectively, of the Proxy Statement, and that information is incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement.

As described above, in connection with the closing of the Private Placement Issuance, on April 4, 2022, the outstanding principal and accrued and unpaid interest under the Casdin Loan Agreement was automatically converted into 15,280 shares of Series B-1 Preferred Stock and the outstanding principal and accrued and unpaid interest under the Viking Loan Agreement was automatically converted into 15,279 shares of Series B-2 Preferred Stock, in accordance with the terms of the Loan Agreements. Following the conversion, the Loan Agreements terminated. The information contained in the section above entitled “Introductory Note” with respect to the Loan Agreements is incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The information contained in the section above entitled “Introductory Note” and below in Item 5.03 of this Current Report on Form 8-K related to the Certificates of Designations (as defined below) and the Series B Preferred Stock is incorporated herein by reference.

On April 1, 2022, at the Special Meeting, the stockholders of the Company approved the issuance of the Series B Preferred Stock pursuant to the Purchase Agreements and the Loan Agreements. Accordingly, on the Closing Date, the Company issued an aggregate of 127,780 shares of Series B-1 Preferred Stock and an aggregate of 127,779 shares of Series B-2 Preferred Stock pursuant to the terms of the Purchase Agreements and Loan Agreements. Descriptions of the Loan Agreements and the Purchase Agreements contained in Item 1.01 of this Current Report on Form 8-K are incorporated herein by reference.

The securities of the Company that were issued as part of the Private Placement Issuance were not registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act. The investors represented to the Company in the Purchase Agreements and the Loan Agreements that they are “accredited investors” within the meaning of Regulation D of the Securities Act.

Item 3.03.	Material Modification to Rights of Security Holders.

Certificate of Amendment and Amended and Restated Bylaws

Following stockholder approval of the Charter Amendment and the Private Placement Issuance on April 1, 2022, Fluidigm Corporation changed its name to “Standard BioTools Inc.” and adopted a Certificate of Amendment to the Charter (the “Charter Amendment”) and amended and restated its bylaws. Reference is made to the disclosure described in the Proxy Statement in the section titled “Proposal 1 – The Charter Amendment Proposal” beginning on page 31 of the Proxy Statement.

This summary is qualified in its entirety by reference to the text of the Charter Amendment and amended and restated bylaws, which are attached as Exhibits 3.3 and 3.2 hereto, respectively, and are incorporated herein by reference.

B-1 Certificate of Designations and B-2 Certificate of Designations

On April 1, the Company filed (i) the Series B-1 Preferred Stock Certificate of Designations with the Secretary of State of the State of Delaware to establish the preferences, limitations and relative rights of its Series B-1 Preferred Stock and (ii) the Series B-2 Preferred Stock Certificate of Designations with the Secretary of State of the State of Delaware to establish the preferences, limitations and relative rights of its Series B-2 Preferred Stock. The Series B-1 Certificate of Designations became effective upon filing, and a copy is filed as Exhibit 3.6 hereto. The Series B-2 Certificate of Designations became effective upon filing, and a copy is filed as Exhibit 3.7 hereto. Reference is made to the description of the Series B-1 Certificate of Designations and Series B-2 Certificate of Designations in the Proxy Statement in the subsections titled “Series B-1 Preferred Stock” and “Series B-2 Preferred Stock” beginning on pages 25 and 27, respectively, of the Proxy Statement, each of which are incorporated herein by reference. This summary is qualified in its entirety by reference to the text of the Series B-1 Certificate of Designations and Series B-2 Certificate of Designations, which are attached as Exhibits 3.6 and 3.7 hereto, respectively, and are incorporated herein by reference.

Registration Rights Agreement

Reference is made to the disclosure in the January 8-K regarding the Registration Rights Agreement which is incorporated herein by reference. The disclosure set forth above in the section entitled “Introductory Note” with respect to the Registration Rights Agreement and below in Item 5.03 of this Current Report on Form 8-K is incorporated by reference herein.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Board of Directors

Effective as of the closing of the Private Placement Issuance on April 4, 2022, the Company increased the size of the board of directors of the Company (the “Board”) to eight members. Prior to the closing of the transactions contemplated by the Purchase Agreement, each director was assigned to one of three classes of directors. As of the closing of the transactions contemplated by the Purchase Agreements, the Board is composed of two class I directors, two class II directors, two class III directors, one director designated by the holders of a majority of the outstanding shares of Series B-1 Preferred Stock (the “Series B-1 Director”), and one director designated by the holders of a majority of the outstanding shares of Series B-2 Preferred Stock (the “Series B-2 Director”).

Departure of Directors

As previously disclosed in the January 8-K, on January 23, 2022, Stephen Christopher Linthwaite, Ana K. Stankovic and Nicolas M. Barthelemy each resigned from the Board (including any committee of the Board), effective as of immediately prior to the closing of the transactions contemplated by the Purchase Agreements. Each of Mr. Linthwaite’s, Dr. Stankovic’s and Mr. Barthelemy’s decision to resign did not involve any disagreement with the Company relating to the Company’s operations, policies or practices.

Election of New Directors

The holders of a majority of the Series B-1 Preferred Stock and the holders of a majority of the Series B-2 Preferred Stock have the right, subject to certain conditions, to each nominate for election and to elect one member to the Board provided that each of the nominees will be appointed to the Board at the closing of the transactions contemplated by the Purchase Agreements. Casdin has designated Eli Casdin as the Series B-1 Director and, accordingly, effective as of the Closing Date, the Board has appointed Mr. Casdin to serve as the Series B-1 Director to serve a term expiring at the 2022 annual meeting of stockholders of the Company. Viking has designated Martin Madaus as the Series B-2 Director and, accordingly, effective as of the Closing Date, the Board has appointed Dr. Madaus to serve as the Series B-2 Director to serve a term expiring at the 2022 annual meeting of stockholders of the Company. Upon joining the Board, the Board appointed Dr. Madaus to the audit committee and the compensation committee of the Board. In connection with the transactions contemplated by the Purchase Agreement, the Board also appointed Michael Egholm as a Class I director, effective as of the Closing Date, to serve a term expiring at the 2023 annual meeting of stockholders of the Company. Additionally, in connection with a support agreement (the “Support Agreement”), dated March 29, 2022, with Caligan Partners LP, effective as of the Closing Date, the Board also appointed Dr. Frank Witney to the Board to serve as a Class III director with a term expiring at the Company’s 2022 annual meeting of stockholders.

As a non-employee director, each of Mr. Casdin, Dr. Madaus and Dr. Witney will participate in our compensation program applicable to all non-employee directors, in accordance with the Company’s previously disclosed non-employee director compensation program. Under our cash compensation policy, each non-employee director receives a base annual retainer of $40,000 and the Board chair receives an additional base annual retainer of $50,000. Committee members receive additional annual cash compensation for service on Board committees as follows: Audit Committee, $10,000; Compensation Committee, $7,000; and Nominating and Corporate Governance Committee, $5,000. Committee chairs receive additional compensation for service as the chair of Board committees as follows: Audit Committee chair, $10,000; Compensation Committee chair, $8,000; and Nominating and Corporate Governance Committee chair, $5,000.

In accordance with our outside director equity compensation policy and our 2011 Equity Incentive Plan, as amended (the “2011 Equity Incentive Plan”), on the Closing Date in connection with their appointment to the Board, each of Mr. Casdin, Dr. Madaus, and Dr. Witney was granted (i) an option to purchase shares of our Common Stock and (ii) a restricted stock unit award, each having a grant date value of $63,250 and rounded to the nearest whole share. These initial equity awards vest in four equal yearly installments beginning on the first anniversary of the grant date, provided each of Mr. Casdin, Dr. Madaus, and Dr. Witney continues to serve as a director through each such date. Beginning with our annual meeting of stockholders in 2022, Mr. Casdin, Dr. Madaus, and Dr. Witney will be eligible for equity award grants on the same terms as other continuing members of the Board. A description of the compensation of the Company’s non-employee directors is set forth in the section entitled “COMPENSATION OF NON-EMPLOYEE DIRECTORS – Compensation Policy” beginning on page 14 of the Company’s 2021 Annual Meeting Proxy Statement filed with the SEC on April 14, 2021, and that information is incorporated herein by reference.

Mr. Casdin (other than pursuant to the Casdin Loan Agreement and the Series B-1 Purchase Agreement described above), Dr. Madaus and Dr. Witney each have not been involved in any related person transaction within the meaning of Item 404(a) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and required to be disclosed herein. Other than as provided under the Support Agreement, there are no arrangements or understandings pursuant to which Dr. Witney was elected as a director.

The Company entered into its form of indemnification agreement for directors and executive officers with each of Mr. Casdin, Dr. Madaus and Dr. Witney, pursuant to which the Company will indemnify them for certain actions taken in their capacity as director. A copy of the Company’s form of indemnification agreement was filed with the SEC on January 28, 2011 as Exhibit 10.1 to Amendment No. 3 to Registration Statement on Form S-1 and is incorporated herein in its entirety by reference.

Committees of the Board

Following the Closing Date, the members of our audit committee are Dr. Madaus, Mr. Burbach and Ms. Clague, and Ms. Clague serves as the chairperson of the audit committee. The members of the compensation committee are Dr. Madaus, Mr. Burbach and Mr. Colston, and Mr. Burbach is the chairperson of the compensation committee. The members of the nominating and corporate governance committee are Dr. Paya and Mr. Burbach, and Dr. Paya is the chairperson of the nominating and corporate governance committee.

Executive Officers

Appointment of Executive Officers

On the Closing Date and as contemplated by the terms of the Purchase Agreements, the following individuals were appointed as executive officers of the Company:

Name	Position
Michael Egholm	Chief Executive Officer and President
Hanjoon Alex Kim	Chief Operating Officer

Standard BioTools 2022 Inducement Equity Incentive Plan

Effective April 1, 2022, the Board adopted the Standard BioTools Inc. 2022 Inducement Equity Incentive Plan (the “Inducement Plan”) and, subject to the adjustment provisions of the Inducement Plan, reserved 9,492,540 shares of the Company’s Common Stock for issuance pursuant to equity awards granted under the Inducement Plan.

The Inducement Plan was adopted without stockholder approval pursuant to the applicable Nasdaq Listing Rules. The Inducement Plan provides for the grant of equity-based awards, including nonstatutory stock options, restricted stock units, restricted stock, stock appreciation rights, performance shares and performance stock units, and its terms are substantially similar to the Company’s 2011 Equity Incentive Plan, but with such other terms and conditions intended to comply with the NASDAQ inducement award exception.

A copy of the Inducement Plan and related form agreements under the Inducement Plan are attached as Exhibits 4.9, 99.1 and 99.2 to the Company’s Registration Statement on Form S-8 filed with the SEC on April 1, 2022, and incorporated by reference herein. The above description of the Inducement Plan does not purport to be complete and is qualified in its entirety by reference to such exhibits.

Employment Arrangements with Executive Officers

The Company is party to offer letters with each of Michael Egholm, its Chief Executive Officer and President, and Hanjoon Alex Kim, its Chief Operating Officer. The material terms of these agreements with Dr. Egholm and Mr. Kim were disclosed in the January 8-K. For additional information regarding the appointment of Dr. Egholm and Mr. Kim, see the sections “Appointment of Chief Executive Officer” and “Appointment of Chief Operating Officer” of the January 8-K, which are incorporated herein.

Dr. Egholm and Mr. Kim have no family relationship with any member of the Board or any executive officer of the Company.

Dr. Egholm’s offer letter is described in the January 8-K and is qualified in its entirety by reference to the full text of his offer letter, which was attached as Exhibit 10.7 to the January 8-K, and the terms of which are incorporated by reference herein. Other than the Preferred Equity Transactions described above, Dr. Egholm has not been involved in any related person transaction within the meaning of Item 404(a) of Regulation S-K promulgated under the Exchange Act and required to be disclosed herein.

Mr. Kim’s offer letter is described in the January 8-K and is qualified in its entirety by reference to the full text of his offer letter, which was attached as Exhibit 10.9 to the January 8-K, and the terms of which are incorporated herein by reference. Mr. Kim has not been involved in any related person transaction within the meaning of Item 404(a) of Regulation S-K promulgated under the Exchange Act and required to be disclosed herein.

Equity Grants

Michael Egholm

As previously disclosed in the description of Dr. Egholm’s offer letter in the January 8-K, as a material inducement for Dr. Egholm commencing employment with the Company, effective April 4, 2022, he received nonqualified stock options (the “Egholm Option Award”) to purchase 4,529,773 shares of Common Stock with a per share exercise price (the “Exercise Price”) of $3.99. Subject to his continued employment with the Company through the applicable vesting date, 25% of the shares subject to the Egholm Option Award will vest on the first anniversary of the vesting commencement date, and the remaining 75% of the shares subject to the Egholm Option Award will vest in equal monthly installments thereafter.

In addition, as a material inducement for Dr. Egholm commencing employment with the Company, effective April 4, 2022, he received 786,049 restricted stock units (the “Egholm RSU Award”). Subject to his continued employment with the Company, 25% of the Egholm RSU Award will vest in equal annual installments over a four-year period, beginning on the first anniversary of the vesting commencement date. Additionally, effective April 4, 2022, the compensation committee also approved an additional grant of 632 restricted stock units, pursuant to the Company’s 2011 Equity Incentive Plan which have the same vesting terms as indicated above.

The Egholm Option Award and Egholm RSU Award are subject to the terms of the Company’s Inducement Plan.

Hanjoon Alex Kim

As previously disclosed in the description of Mr. Kim’s offer letter in the January 8-K, as a material inducement for Mr. Kim commencing employment with the Company, effective April 4, 2022, he received nonqualified stock options (the “Kim Option Award”) to purchase 1,617,775 shares of Common Stock, with an Exercise Price of $3.99. Subject to his continued employment with the Company through the applicable vesting date, 25% of the shares subject to the Kim Option Award will vest on the first anniversary of the vesting commencement date, and the remaining 75% of the shares subject to the Kim Option Award will vest in equal monthly installments thereafter.

In addition, as a material inducement for Mr. Kim commencing employment with the Company, he received 280,732 restricted stock units (the “Kim RSU Award”). Subject to his continued employment with the Company, 25% of the Kim RSU Award will vest in equal annual installments over a four-year period, beginning on the first anniversary of the vesting commencement date. Additionally, effective April 4, 2022, the compensation committee also approved an additional grant of 226 restricted stock units, pursuant to the Company’s 2011 Equity Incentive Plan which have the same vesting terms as indicated above.

The Kim Option Award and Kim RSU Award are subject to the terms of the Company’s Inducement Plan.

Indemnification Agreements

As previously disclosed, on January 23, 2022, Dr. Egholm and the Company entered into an indemnification agreement for executive officers and directors.

Effective as of the Closing Date, the Company entered into its form of indemnification agreement with Mr. Kim.

The foregoing description of the indemnification agreements does not purport to be complete and is qualified in its entirety by the terms and conditions thereof, a copy of Dr. Egholm’s indemnification agreement was filed with the January 8-K as Exhibit 10.8 and a copy of the Company’s form of indemnification agreement was filed with the SEC on January 28, 2011 as Exhibit 10.1 to Amendment No. 3 to Registration Statement on Form S-1, each of which is incorporated herein by reference.

Resignation of Chief Executive Officer and Director

As previously announced and as contemplated by the terms of the Purchase Agreements, on the Closing Date, Stephen Christopher Linthwaite, the Company’s President and Chief Executive Officer and a member of the Board, resigned pursuant to a transition agreement and release (the “Transition Agreement”) between the Company and Mr. Linthwaite as previously described in the January 8-K. Mr. Linthwaite’s resignation did not involve any disagreement with the Company relating to the Company’s operations, policies or practices.

Additionally, Mr. Linthwaite and the Company entered into a separation agreement and release (the “Separation Agreement”) effective on the Closing Date, as previously described in the January 8-K. The Separation Agreement signed by Mr. Linthwaite was in the form attached as Exhibit A to his Transition Agreement, which is included as Exhibit 10.6 to the January 8-K and incorporated herein by reference. The Separation Agreement contemplates that, commencing on the Closing Date and continuing through November 30, 2022, Mr. Linthwaite will provide consulting services to the Company pursuant to the terms of a consulting agreement (the “Consulting Agreement”), the terms of which have been previously described in the January 8-K. Effective on the Closing Date, Mr. Linthwaite and the Company entered into the Consulting Agreement. The Consulting Agreement signed by Mr. Linthwaite was in the form attached as Exhibit 1 to his Transition Agreement, which is included as Exhibit 10.6 to the January 8-K and incorporated herein by reference. Following the termination of his consulting relationship, Mr. Linthwaite must sign a supplemental release of claims in favor of the Company in order to continue receiving the severance and benefits provided under the Separation Agreement.

The foregoing summary of Mr. Linthwaite’s Transition Agreement, the Separation Agreement and the Consulting Agreement is qualified in its entirety by reference to the full text of such agreements, which are included as Exhibit 10.6 to the January 8-K and are incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws, Change in Fiscal Year.

Certificate of Amendment

On April 1, 2022, following approval by the Company’s stockholders and in connection with the consummation of the Private Placement Issuance, the Company filed the Charter Amendment with the Secretary of State of the State of Delaware pursuant to which (i) the number of shares of Common Stock that the Company is authorized to issue was increased from two hundred million (200,000,000) shares to four hundred million (400,000,000) shares and (ii) the Company’s name was changed from “Fluidigm Corporation” to “Standard BioTools Inc.” (the “Name Change”). The Charter Amendment became effective upon filing.

The Company also amended and restated its amended and restated bylaws to reflect the Name Change.

The foregoing summary of the Charter Amendment and Bylaws does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the Charter Amendment which is filed as Exhibit 4.3 and Amended and Restated Bylaws which are filed as Exhibit 4.8 to the Company’s Registration Statement on Form S-8 filed with the SEC on April 1, 2022 and are incorporated herein by reference.

Certificates of Designations for the Series B Preferred Stock

On April 1, 2022, following the filing of the Charter Amendment, the Company filed with the Secretary of State of the State of Delaware the Certificate of Designations for the Series B-1 Preferred Stock and the Certificate of Designations for the Series B-2 Preferred Stock, establishing the powers, designations, preferences, and privileges and the qualifications, limitations or restrictions of the shares of Series B-1 Preferred Stock and Series B-2 Preferred Stock (collectively, the “Certificates of Designations”). The Certificates of Designations became effective upon filing.

A description of the Series B-1 Preferred Stock Certificate of Designations and the Series B-2 Preferred Stock Certificate of Designations is more fully set forth in the Proxy Statement in the subsection titled “Certificate of Designations” beginning on page 29 of the Proxy Statement and a description of the Series B-1 Preferred Stock and the Series B-2 Preferred Stock is more fully set forth in the Proxy Statement in the subsections titled “Series B-1 Preferred Stock” and “Series B-2 Preferred Stock” beginning on pages 25 and 27, respectively, of the Proxy Statement.

The foregoing description of the Series B-1 Certificate of Designations and the Series B-2 Certificate of Designations does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Series B-1 Certificate of Designations, which is filed as Exhibit 3.6 to this Current Report on Form 8-K and the Series B-2 Certificate of Designations, which is filed as Exhibit 3.7 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company’s Special Meeting, was reconvened on April 1, 2022. Proxies were solicited pursuant to the Company’s Proxy Statement. As of February 18, 2022, the record date for the Special Meeting, the number of shares of the Company’s Common Stock outstanding and entitled to vote at the Special Meeting was 76,919,287. The number of shares of Common Stock present or represented by valid proxy at the Special Meeting was 61,896,843 thus establishing a quorum for the Special Meeting. The following is a brief description of the final voting results for each of the proposals submitted to a vote of the stockholders at the Special Meeting.

Proposal 1

The Company’s stockholders approved amending the Charter, to, among other things, (1) increase the number of shares of Common Stock that the Company is authorized to issue from two hundred million (200,000,000) shares to four hundred million (400,000,000) shares and (2) change the name of the Company to Standard BioTools Inc. The results of the approval were as follows:

For	Against	Abstain	Broker Non- Votes
52,796,278	8,948,240	152,325	—

Proposal 2

The Company’s stockholders approved, in accordance with Nasdaq Listing Rule 5635, the issuance of (1) the Series B-1 Preferred Stock and the Series B-2 Preferred Stock issuable pursuant to the Purchase Agreements, (2) the Series B-1 Preferred Stock and the Series B-2 Preferred Stock issuable pursuant to the terms of the Loan Agreements, and (3) the Common Stock issuable upon the conversion of the Series B Preferred Stock. The results of the approval were as follows:

For	Against	Abstain	Broker Non- Votes
52,115,461	9,680,351	101,031	—

Proposal 3

Due to the approval of Proposal 1 and Proposal 2, Proposal 3 (the approval of an adjournment of the Special Meeting, if necessary, to solicit additional proxies) was rendered moot and was not presented at the Special Meeting.

Item 8.01.	Other Events.

On April 1, 2022, the Company issued a press release announcing that stockholders had approved the Charter Amendment Proposal and the Private Placement Issuance Proposal at the Special Meeting. The press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 8.01.

On April 4, 2022, the Company issued a press release announcing the consummation of the Private Placement Issuance and the Name Change. The press release is attached hereto as Exhibit 99.2 and is incorporated by reference into this Item 8.01.

In conjunction with the Name Change, the Company’s Common Stock is expected to begin trading on the NASDAQ Global Select Market under the new ticker symbol ‘LAB’ as of the open of trading on April 6, 2022. Previously, the Company’s Common Stock traded on the NASDAQ Global Select Market under the ticker symbol ‘FLDM’.

The Name Change and ticker change do not affect the rights of the Company’s stockholders. The Common Stock will continue to be traded on The Nasdaq Global Select Market.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description	Incorporated by Reference From Form	Incorporated by Reference From Exhibit Number	Date Filed

3.1	Eighth Amended and Restated Certificate of Incorporation filed on February 15, 2011	10-K	3.1	3/28/2011

3.2	Amended and Restated Bylaws of Standard BioTools Inc.	S-8	4.8	4/1/2022

3.3	Certificate of Amendment to the Eighth Amended and Restated Certificate of Incorporation	S-8	4.3	4/1/2022

3.4	Certificate of Designation of Rights, Preferences and Privileges of Series A Participating Preferred Stock	8-K	3.1	11/22/2016

3.5	Certificate of Elimination of Series A Participating Preferred Stock	8-K	3.1	8/2/2017

3.6	Certificate of Designations of Rights, Preferences and Privileges of Series B-1 Convertible Preferred Stock	Filed herewith

3.7	Certificate of Designations of Rights, Preferences and Privileges of Series B-2 Convertible Preferred Stock	Filed herewith

4.1	Specimen Common Stock Certificate	S-8	4.1	4/1/2022

10.1	Series B-1 Loan Agreement, dated as of January 23, 2022, by and among Fluidigm Corporation, Casdin Partners Master Fund, L.P., and Casdin Private Growth Equity Fund II, L.P.	8-K/A	10.1	2/11/2022

10.2	Series B-2 Loan Agreement, dated as of January 23, 2022, by and among Fluidigm Corporation, Viking Global Opportunities Illiquid Investments Sub-Master LP, and Viking Global Opportunities Drawdown (Aggregator) LP.	8-K	10.2	1/24/2022

10.3	Series B-1 Convertible Preferred Stock Purchase Agreement, dated as of January 23, 2022, by and among Fluidigm Corporation, Casdin Private Growth Equity Fund II, L.P., and Casdin Partners Master Fund, L.P.	DEF 14A	Anx. B	2/24/2022

10.4	Series B-2 Convertible Preferred Stock Purchase Agreement, dated as of January 23, 2022, by and among Fluidigm Corporation, Viking Global Opportunities Illiquid Investments Sub-Master LP, and Viking Global Opportunities Drawdown (Aggregator) LP.	DEF 14A	Anx. C	2/24/2022

10.5	Registration Rights Agreement, dated as of January 23, 2022, by and between Fluidigm Corporation, Casdin Private Growth Equity Fund II, L.P., Casdin Partners Master Fund, L.P., Viking Global Opportunities Illiquid Investments Sub-Master LP, and Viking Global Opportunities Drawdown (Aggregator) LP.	8-K	10.5	1/24/2022

10.6+	Stephen Christopher Linthwaite Transition Agreement and Release	8-K	10.6	1/24/2022

10.7+	Michael Egholm Offer Letter	8-K	10.7	1/24/2022

10.8	Indemnification Agreement, dated January 23, 2022, by and between the Company and Michael Egholm.	8-K	10.8	1/24/2022

10.9	Form of Indemnification Agreement between the Company and its directors and officers	S-1/A	10.1	1/28/2011

10.10+	Hanjoon Alex Kim Offer Letter	8-K	10.9	1/24/2022

10.11+	Standard BioTools 2022 Inducement Equity Incentive Plan	S-8	4.9	4/1/2022

10.12+	Form of Notice of Stock Option Grant and Stock Option Agreement under the 2022 Inducement Equity Incentive Plan	S-8	99.1	4/1/2022

10.13+	Form of Notice of Restricted Stock Unit Grant and Restricted Stock Unit Agreement under the 2022 Inducement Equity Incentive Plan	S-8	99.2	4/1/2022

99.1	Standard BioTools Inc. Press Release dated April 1, 2022.	Filed herewith

99.2	Standard BioTools Inc. Press Release dated April 4, 2022.	Filed herewith

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

+	Indicates management contract or compensatory plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STANDARD BIOTOOLS INC.

Date: April 5, 2022	By:	/s/ Nicholas Khadder
Nicholas Khadder Senior Vice President, General Counsel, and Secretary